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                                                                    EXHIBIT 99.3

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of August 26, 2005 by and between Salton, Inc. a Delaware corporation (the "Company"), and Angelo, Gordon & Co., L.P. ("Angelo Gordon").

      WHEREAS, the Company, on the one hand, and Angelo Gordon and certain other parties (collectively, the "Investors") that have entered into the Support Agreement dated as of July 5, 2005, as amended ("Support Agreement") providing for the Investors to support the Exchange Offer (as defined in the Support Agreement); and

      WHEREAS, it is a condition of the exchange transaction contemplated by the Support Agreement that the Company and the Investors execute and deliver this Agreement providing certain registration rights to the Investors and each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 9 hereof (each an "Investor Permitted Transferee" and collectively, the "Investor Permitted Transferees").

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

      1. Definitions. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below. Capitalized terms used and not defined in this Agreement have the meanings ascribed to them in the Support Agreement or the Term Sheet.

            "Affiliate" of a party means any other Person controlling, controlled by or under common control with the specified Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

            "Board" shall mean the board of directors of the Company.

            "Demand Registration" shall have the meaning as set forth in Section 2(a) herein.

            "Designated Counsel" shall have the meaning set forth in Section 4(a) hereof.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Filing Date Deadline" shall be forty-five (45) days following the date of receipt by the Company of a request for Demand Registration.

            "Initial Registrable Securities" are the Registrable Securities outstanding upon consummation of the Exchange Offer.

            "Investor Indemnified Person" has the meaning set forth in Section 7(a) hereof.

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            "Investors" shall mean, collectively, the Investors and the Investor
Permitted Transferees; provided, however, that the term "Investors" shall not include any of the Investors or any of the Investor Permitted Transferees that ceases to own or hold any Registrable Securities.

            "NASD" shall mean the National Association of Securities Dealers.

            "NYSE" shall mean the New York Stock Exchange, Inc.

            "Person" shall mean an individual, corporation, company, partnership, firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

            "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Registrable Securities" shall mean (i) the shares of Common Stock issued to the Investors upon consummation of the Exchange Offer and held by the Investors, (ii) any shares of Common Stock issued or issuable with respect to such shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any shares of Series C Preferred Stock held by the Investors; provided, however, that shares of Common Stock and Series C Preferred Stock that are considered to be Registrable Securities shall cease to be Registrable Securities (A) upon the sale thereof pursuant to an effective Registration Statement, (B) upon the sale thereof pursuant to Rule 144 or upon the availability for such sale of Rule 144(k) (or successor or substitute rule, law or provision), or (C) when such securities cease to be outstanding.

            "Registration Expenses" has the meaning set forth in Section 6 hereof.

            "Registration Statement" means the initial registration statement required to be filed in accordance with Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

            "SEC" shall mean the U.S. Securities and Exchange Commission.

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            "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      2. Demand Registration.

      (a) Requests for Registration. At any time on or after December 31, 2005, subject to Section 2(d) below, the Investors shall have the right to make a written request to the Company for registration with the SEC under the Securities Act of all or part of their Registrable Securities (a "Demand Registration"). All requests made pursuant to this Section 2(a) shall specify the number of Registrable Securities to be registered and the intended methods of disposition thereof. All such requests shall be delivered to the Company in accordance with the provisions of Section 14(e)(i) of this Agreement.

      (b) Procedures. Following the receipt of a request for Demand Registration, the Company will promptly give written notice of such request to all Investors other than those that were parties to such request, and, thereupon, will use its commercially reasonable best efforts to cause to be filed and declared effective, as soon as practicable, a Registration Statement on such appropriate form as the Company in its reasonable discretion shall determine providing for the sale of all of such Registrable Securities requested to included by the Investors that were parties to such request and all other Registrable Securities that the Company has been requested to register by other Investors by written request (which shall specify the number of Registrable Securities to be registered and the intended method of disposition thereof) received by the Company within 30 days after the giving of such written notice by the Company; provided, however, that, subject to Section 2(d), below, such Registration Statement shall be filed with the SEC not later than the Filing Date Deadline. Promptly after expiration of the 20 day period referred to in this Section 2(b), the Company will notify all the Investors entitled to be included in the Registration Statement of the other Investors that have requested inclusion and the number of Registrable Securities requested to be included therein.

      (c) Number of, and Limitations on, Registrations. The Investors will be entitled to request three (3) Demand Registrations. The Company will not be obligated to register any Registrable Securities pursuant to such a Demand Registration unless there is requested to be included in such registration at least five percent (5%) of the then outstanding shares of Common Stock.

      (d) Suspension Periods. Notwithstanding Section 2(b), the Company may postpone the filing or effectiveness of any Registration Statement for any Demand Registration or the filing or effectiveness of any amendment or supplement to any such Registration Statement (whether required by Section 4(c) or otherwise), if the Company in good faith determines and notifies the Investors that (i) such registration (or such amendment or supplement) would have an adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or (ii) the Company is in possession of material non-public information which would be required to be disclosed in such Registration Statement (or such amendment or supplement) and the Company has a bona fide business purpose for preserving such information as confidential; provided, however, that the Company shall not exercise its rights under this Section 2(d)
(A) to the extent that the postponement or postponements relating to any Demand Registration(s) and amendments and

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supplements thereto would exceed an aggregate of 90 days in any calendar year or
(B) to the extent that the postponement or postponements relating to any Demand Registration(s) and amendments and supplements thereto would exceed an aggregate of 30 days in the first six months of 2006.

      (e) Expenses. In any registration initiated as a Demand Registration, the Company will pay all Registration Expenses, whether or not the Registration Statement has become effective.

      (f) Effectiveness of Registration Statement. Subject to Section 2(g), a Registration Statement will not count as a registration pursuant to a Demand Registration until it has been declared effective by the SEC.

      (g) Selection of Underwriters. If any of the Registrable Securities covered by a Demand Registration are to be sold in an underwritten offering, or in a best efforts underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Investors, subject to the approval of the Company, which will not be unreasonably withheld or delayed. If the Investors disapprove of the terms and conditions of the underwriting, the Investors may elect to withdraw all their respective Registrable Securities by written notice to the Company and the managing underwriter and, at the election of the Investors, either (i) pay the costs and expenses associated therewith (in which case such withdrawn registration shall not constitute a Demand Registration) or (ii) permit the Company to pay the same (in which case such withdrawn registration shall constitute one of the Investors' two Demand Registrations); provided, however, that, if the Company has already filed a Registration Statement pursuant to such demand by the Investor, the Investor's withdrawn registration will nevertheless constitute a Demand Registration pursuant to this Agreement. For purposes of this Section 2(g), the Investors holding a majority of the Registrable Securities (treating shares of Common Stock and shares of Series C Preferred Stock as fungible) to be registered on the Registration Statement filed for the Demand Registration shall have the right to act for the Investors.

      (h) Underwriter Cutback. If the managing underwriter of any offering of Registrable Securities pursuant to a Demand Registration that is an underwritten offering advises the Company in writing that, in its reasonable opinion, the aggregate amount of Registrable Securities requested to be included in such offering exceeds the number which can be sold in such offering without adversely affecting the success of the offering, the Company will include in such Registration Statement the aggregate amount of Registrable Securities which in the opinion of such managing underwriter can be sold without any such material adverse effect, and such amount of Registrable Securities shall be allocated in the following order: (i) first, to the Investors, pro rata in accordance with the number of Registrable Securities sought to be registered by them on the Registration Statement; and (ii) second, to the Company and to any holder of Common Stock exercising piggyback or incidental registration rights with respect to such Demand Registration.

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      3. Piggyback Registration Rights.

      (a) If the Company at any time following the date hereof proposes to register any of its shares of Common Stock on its own behalf or any of its shares of Common Stock on behalf of other stockholders on a form and in a manner that would permit registration of Registrable Securities under the Securities Act, it will each such time give prompt notice in accordance with the provisions of Section 14(e)(ii) of this Agreement to the Investors of its intention to do so, specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, the identity of the managing underwriter, if any). Upon the written request of the Investors delivered to the Company within thirty (30) days after such notice shall have been delivered to the Investors (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its commercially reasonable best efforts to effect the registration under the Securities Act, as expeditiously as is reasonable, of all Registrable Securities that the Company has been so requested to register by the Investors, to the extent requisite to permit the sale of the Registrable Securities to be so registered; provided, however, that:

            (i) if, at any time after giving such written notice of its intention to register any Common Stock proposed to be registered by the Company and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such Common Stock, the Company shall, at its election, give written notice of such determination to the Investors, and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith to the extent provided in Section 6); and

            (ii) if the managing underwriter of such offering shall advise the Company that, in its judgment, the number of shares of Common Stock proposed to be included in such offering should be limited because the inclusion of Registrable Securities is likely to adversely impact the purchase price obtained for the Common Stock proposed to be included in such offering, then the Company will promptly advise the Investors thereof and may require, by written notice to the Investors accompanying such advice, that, to the extent necessary to meet such limitation, all holders of Registrable Securities and of other shares of Common Stock proposing pursuant to piggyback or incidental registration rights to sell Common Stock in such offering shall share pro rata in the number of shares of Common Stock to be excluded from such offering, such sharing to be based on the respective numbers of Registrable Securities and other shares of Common Stock as to which registration has been requested by such holders, and that the distribution of such Registrable Securities and other shares of Common Stock as are so excluded be deferred (in case of a deferral as to a portion of such Registrable Securities and other shares of Common Stock, such portion to be allocated among such holders in proportion to the respective numbers of Common Stock so requested to be registered by such holders) until the completion of the distribution of such Common Stock and any other securities by such underwriters.

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      (b) The holders of Registrable Securities to be distributed by underwriters in an underwritten offering shall be parties to the underwriting agreement between the Company and the underwriters. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

      (c) In any registration initiated pursuant to this Section 3, the Company will pay all Registration Expenses, whether or not the Registration Statement has become effective, except as otherwise provided on Section 6.

      (d) Notwithstanding anything in this Section 3 to the contrary, in the event that the Company is registering shares of Common Stock and no other class of security pursuant to a demand registration under the Registration Rights Agreement dated as of July 15, 1998 by and among the Company and the Purchasers (as listed on the signature page thereto), then the rights of the Investors under this Section 3 shall apply only with respect to shares of Common Stock that are Registrable Securities and not any shares of Series C Preferred Stock.

      4. Obligations of the Company. In connection with the Company's obligation under Sections 2 and 3, the Company shall, as expeditiously as reasonably possible:

      (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of the States of New York and up to two other States designated in writing by Angelo Gordon, the Company will furnish to counsel to the Investors participating in the planned offering ("Designated Counsel"), upon delivery by Designated Counsel of its agreement, on terms reasonably satisfactory to the Company, to maintain the confidentiality of material and information furnished pursuant to this Section 4(a), copies of the "Selling Securityholder" and "Plan of Distribution" sections of such filings, or, at the request of an Investor, of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel.

      (b) Furnish to the Investors such number of copies of the Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, Prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(a) above) as the Investors may reasonably request in order to facilitate the disposition of such Investors' Registrable Securities.

      (c) Promptly notify the Investors, at any time when the Prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event (without disclosing the nature or substance of such event) as a result of which the Prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in light of the

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circumstances under which they were made, not misleading; and, thereafter, and subject to Section 2(d), the Company will use commercially reasonable efforts to promptly prepare (and, when completed, give notice to each Investor) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities pursuant to the Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that upon such notification by the Company of the foregoing and instructing each Investor to cease to offer and sell Registrable Securities, each Investor will use commercially reasonable efforts to cease its offer and sale of Registrable Securities until the Company has notified the Investors that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to the Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a Prospectus amendment or supplement as above provided in this Section 4(c) and deliver copies of same as above provided in Section 4(b) hereof).

      (d) If, at the time, the Common Stock is not a covered security described by Section 18(b)(1) of the Securities Act, use commercially reasonable efforts to register and qualify the Registrable Securities covered by the Registration Statement under the securities or "blue sky" laws of New York and up to two other States designated in writing by Angelo Gordon.

      (e) Promptly notify (i) each Investor (A) any time when the Registration Statement, the Prospectus or any Prospectus supplement related thereto or post effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and with respect to the Registration Statement, provide each Investor who has provided its current e-mail address to Counsel to the Company, a copy of the Prospectus by e-mail prior to the opening of trading of the Company's Common Stock on the first business day following the date on which the Registration Statement has become effective, (B) of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation, known to the Company, of any proceedings by the SEC to such effect, and promptly use all commercially reasonable efforts to obtain the release of such suspension, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, (D) when a Prospectus relating to the registration of the Registrable Securities is required to be delivered under the Securities Act, or (E) of the happening of any event as a result of which the Prospectus included, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and (ii) Designated Counsel of any request by the SEC for amendments or supplements to the Registration Statement or Prospectus or for additional information.

      (f) Cause all Common Stock included in such Registrable Securities registered pursuant to this Agreement to be quoted or listed on each securities exchange or market on which similar securities issued by the Company are then quoted or listed.

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      (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of registration and, at the time of the sale of the Registrable Securities pursuant to an effective Registration Statement, use commercially reasonable efforts to cause the transfer agent to remove restrictive legends on such Registrable Securities.

      (h) Upon delivery by Designated Counsel of its agreement, on terms reasonably satisfactory to the Company, to maintain the confidentiality of material and information furnished pursuant to this Section 4(h), promptly deliver to Designated Counsel copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the Registration Statement, and make reasonably available for inspection by Designated Counsel participating in any disposition to be effected pursuant to the Registration Statement, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by Designated Counsel in connection with such Registration Statement.

      (i) Use commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement in New York or any other of the other two States designated in writing by Angelo Gordon.

      (j) Upon written request, furnish to each Investor participating in the offering, without charge, at least one (1) conformed copy of the Registration Statement and any post-effective amendments thereto, including financial statements, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

      (k) Comply with applicable law and regulation, including without limitation, the rules and regulations of the SEC, the NASD, and the NYSE.

      5. Furnish Information; Other Sales. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement (including, without limitation, to maintain the accuracy of any information previously furnished by Investors for use in the Registration Statement) that the Investors shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required by applicable securities laws and regulations in order to effect any registration by the Company pursuant to this Agreement. The Investors agree, during the 10-day period prior to, and during the 90-day period commencing on, the effective date of the registration statement filed with the Commission (other than on Form S-8) in connection with an underwritten offering of securities of the same class as the then outstanding (or any securities issuable upon conversion or exchange thereof), not to make any sales of Registrable Securities (or such other securities) pursuant to Rule 144, provided that they were given the opportunity, if required by (and subject to) Section 3 hereof, to include in such registration statement all such Registrable Securities as they may have requested.

      6. Expenses of Registration. Except as otherwise provided herein, all expenses incident to the Company's performance of or compliance with this Agreement including without limitation all registration and filing fees, including with respect to filings required to be made

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with the NASD, fees and expenses of compliance with securities or blue sky laws of the States of New York and up to two other States designated in writing by Angelo Gordon (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of the States of New York and up to two other States designated in writing by Angelo Gordon printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and counsel (but only a single law firm) representing the Investors in connection with each Demand Registration (selected in the manner set forth in the last sentence of Section 2(g)), the fees and disbursements of the Company's independent certified public accountants (including the expenses of any special audit and "comfort" letters required by or incident to such performance), the fees and expenses incurred in connection with the listing of the Common Stock to be registered on each securities exchange on which similar securities issued by the Company are then listed, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and fees and expenses of other Persons retained by the Company (all such expenses being herein called the "Registration Expenses") will be borne by the Company. The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit which are not "Registration Expenses" for purposes of this Agreement. In no event shall the Company be liable for the payment (which shall be made by the Investors registering Registrable Securities) of any discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar industry professionals relating to the distribution of the Registrable Securities or any fees of counsel (except as specifically provided in this Section 6) or other advisers to the Investors.

      7. Indemnification.

      (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor, its directors, officers, employees, fiduciaries, members, managers, or general or limited partners (and the directors, officers, employees and stockholders thereof), any underwriter (as defined in the Securities Act) for each Investor, and each Person, if any, who controls such Investor or underwriter within the meaning of the Securities Act (each, an "Investor Indemnified Person"), against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable counsel fees and disbursements, any amounts paid in any settlement effected with the Company's prior written consent) to which they may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in any Registration Statement pursuant to which Registrable Securities are registered pursuant to Section 2 or Section 3 hereof (including any preliminary prospectus or final prospectus relating thereto, any amendments or supplements thereto and any exhibits thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein in light of the circumstance under which they were made not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act, the NASD, state securities laws or the NYSE or (ii) any failure of the Company to fulfill any undertaking included in any Registration Statement

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pursuant to which Registrable Securities are registered pursuant to Section 2 or
Section 3 hereof (including any preliminary prospectus or final prospectus relating thereto, any amendments or supplements thereto and any exhibits thereto); and will reimburse such Investor Indemnified Person for any fees and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action (including reasonable fees and expenses of legal counsel); provided, however, that the Company shall not be liable in any such case for any such losses, claims, damages, liabilities or expenses to the extent that they arise out of or are based upon an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement in reliance upon and in conformity with written information furnished by the Investors expressly for use in connection with such Registration Statement. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Investor Indemnified Person and shall survive the sale of such Registrable Securities by such Investor.

      (b) To the extent permitted by law, each Investor will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed a Registration Statement pursuant to which Registrable Securities are registered pursuant to Section 2 or Section 3 hereof, any underwriter (as defined in the Securities Act) for each Investor or acting on behalf of the Company, and each person, if any, who controls, within the meaning of the Securities Act, the Company or any such underwriter (as defined in the Securities Act) (a "Company Indemnified Person") against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in a Registration Statement pursuant to which Registrable Securities are registered pursuant to Section 2 or Section 3 hereof or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any expenses reasonably incurred by a Company Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action (including reasonable counsel fees and disbursements); provided, however, that the liability of each Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) received by such Investor from the sale of Registrable Securities covered by such Registration Statement; as the case may be. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and, as relevant, shall survive the sale of such Registrable Securities by any Investor.

      (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to

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participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party (which consent will not be unreasonably withheld, conditioned or delayed). If the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense.

      (d) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, claim, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. If, however, the indemnification provided for in this Section 7 and allocation provided in the first sentence of this paragraph are both not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 7(d). The amount paid or payable in respect of any claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending such loss, claim, damage or liability. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 7(d) to the contrary, no Investor shall be required pursuant to this Section 7(d) to contribute any amount in excess of the net proceeds received by such Investor from the sale of Registrable Securities in the offering to which the loss, claims, damage or liability relates, less the amount of any indemnification payment previously made by such indemnifying party pursuant to Section 7(b).

      (e) The obligations of the Company and the Investors under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement.

      (f) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such

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

claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

      8. Reports under the Exchange Act. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available, as that term is understood and defined in Rule 144; (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act; (iii) as long as any Investor owns any Registrable Securities, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Exchange Act; and (iv) subject to Section 2(d) and Section 4(c), undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement (but not for more than nine months after it first became effective) or the use of Rule 144.

      9. Transfer of Registration Rights. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is (A) an Affiliate of an Investor; or (B) after such transfer or assignment, holds at least 10% of the aggregate number of Initial Registrable Securities; and (ii) such transferee or assignee agrees in writing to become subject to the terms and conditions of this Agreement.

      10. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Investor to sell any Registrable Securities pursuant to any effective registration statement.

      11. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Registrable Securities for purposes of any request or other action by any Investor pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Investor contemplated by this Agreement); provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

      12. Limitations on Subsequent Registration Rights. The Company represents and warrants that from and after the date of this Agreement, it shall not, without the prior written consent of the holders of at least 50% of the Registrable Securities then outstanding, enter into any agreement (or amendment or waiver of the provisions of any agreement) with any holder or prospective holder of any securities of the Company that would grant such holder registration rights that are pari passu (except with respect to piggyback or incidental registration rights) or senior to those granted to the Investors hereunder.

      13. Entire Agreement. This Agreement and exhibits attached hereto and incorporated herewith constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof and

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

supercedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether oral or written.

      14. Miscellaneous.

      (a) Amendment. No amendment, modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the holders of at least 50% of the Registrable Securities held by all of the Investors; provided, however, that in each case, no such amendment shall increase the obligations of, or have any adverse effect upon, any Investor without such Investor's written consent.

      (b) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to any conflicts of laws concepts that would apply the laws of another jurisdiction.

      (c) Third Party Beneficiaries; Assignment; Termination. The rights and obligations of the parties hereto shall inure to the benefit of, and shall be binding upon the Company, Angelo Gordon, the other Investors and the authorized successors and permitted assigns of each such party; provided, that the terms and conditions of Section 9 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, this Agreement shall terminate for all purposes on January 1, 2008. In addition, if at any time any Investor shall have materially breached its obligations under the Support Agreement or shall cease to own any Registrable Securities, all of such Investor's rights under this Agreement shall immediately terminate; provided, however, that if such Investor ceases to own Registrable Securities because all or a portion of such shares were sold pursuant to a Registration Statement, then such Investor shall continue to have the rights and obligations set forth in Section 7 hereof, as provided in Section 7(e) hereof.

      (d) Specific Performance. Each party acknowledges and agrees that the other parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any state or federal court sitting in New York, New York having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

      (e) Notice. Any notices, reports or other correspondence required or permitted to be given hereunder shall be sent by courier (overnight or same day) or facsimile or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

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

            (i) All notice to the Company shall be addressed as follows:

                Salton, Inc.
                1955 W. Field Court
                Lake Forest, Illinois 60045
                Facsimile:  847-803-8080
                Attn:  President and Chief Operating Officer

                with a copy to (which shall not constitute notice):

                Neal Aizenstein, Esq.
                Sonnenschein Nath & Rosenthal LLP
                8000 Sears Tower
                Chicago, Illinois 60606
                Facsimile: (312) 876-7934

            (ii) All notices to the Investors shall be shall be addressed as follows:

                 If to Angelo Gordon:

                 Angelo, Gordon & Co., L.P.
                 245 Park Avenue
                 New York, New York  10167
                 Facsimile:_______________
                 Attn:____________________

                 with a copy to (which shall not constitute notice):

                 Akin Gump Strauss Hauer & Feld LLP
                 590 Madison Avenue
                 New York, New York  10022
                 Facsimile:  (212) 872-1002
                 Attn:  Stephen B. Kuhn, Esq.

                 If to any other Investor, to the address of such Investor specified in the Joinder Agreement with the Company executed by such Investor in connection with the Exchange Offer.

            (iii) Any Person may change the address to which correspondence to it is to be addressed by notification as provided for herein.

      (f) Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

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

      (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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      IN WITNESS WHEREOF, the parties hereto have executed this Registration
Rights Agreement as of the date and year first above written.

                                          SALTON, INC.

                                          By:___________________________________
                                              Name: ____________________________
                                              Title: ___________________________

                                          ANGELO, GORDON & CO., L.P.

                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________

                                       16